CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Thomas H. Shrager, President of Tweedy, Browne Fund Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   December 4, 2009                /s/ Thomas H. Shrager
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                                        Thomas H. Shrager, President
                                        (principal executive officer)

I, Robert Q. Wyckoff, Jr., Treasurer of Tweedy, Browne Fund Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   December 4, 2009                /s/ Robert Q. Wyckoff, Jr.
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                                        Robert Q. Wyckoff, Jr., Treasurer
                                        (principal financial officer)